Exhibit 10.24

ASSIGNMENT AND ASSUMPTION OF RIGHTS UNDER

PURCHASE AGREEMENT

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Assignor”), Buyer under that certain Purchase Agreement dated September 23, 2011, as same may have been or may hereafter be amended (“Agreement”), with DDRM Center Pointe Plaza I LLC, DDRM Center Pointe Plaza II LLC and DDRM Southampton Village LLC, as Sellers, hereby assigns, transfers and sets over to (a) CENTERPOINT STATION LLC, a Delaware limited liability company, all of Assignor’s right, title, and interest under the Agreement to the shopping center property described therein as the “South Carolina Property” located in Easley, Pickens County, South Carolina, more particularly described in the Agreement, including, but not limited to, its right, title and interest in and to a prorata portion of the Deposit (defined in the Agreement) corresponding to the proportion of the Purchase Price (defined in the Agreement) allocated to the South Carolina Property, and (b) SOUTHAMPTON STATION LLC, a Delaware limited liability company, all of Assignor’s right, title, and interest under the Agreement to the shopping center property described therein as the “Georgia Property” located in Tyrone, Fayette County, Georgia, more particularly described in the Agreement, including, but not limited to, its right, title and interest in and to a prorata portion of the Deposit corresponding to the proportion of the Purchase Price allocated to the Georgia Property.

Dated: October 14, 2011	THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company

	By:	PHILLIPS EDISON LIMITED PARTNERSHIP, a Delaware limited partnership, Managing Member

	By:	PHILLIPS EDISON & COMPANY, INC., a Maryland corporation, General Partner

	By:	/s/ Robert F. Myers
Robert F. Myers, Chief Operating Officer

The undersigned hereby accept the foregoing assignments and hereby assume and agree to perform all of Assignor’s obligations under the Agreement and hereby release, indemnify and hold Assignor harmless from any loss, cost, liability or expense which may be suffered by Assignor in connection with such Agreement, except for any such loss, cost, liability or expense resulting from the acts of Assignor in connection with the Agreement taken prior to the date of this Assignment without the applicable authorization or consent of the undersigned.

Dated: October 14, 2011	CENTERPOINT STATION LLC, a Delaware limited liability company

	By:	/s/ R. Mark Addy
R. Mark Addy, President

SOUTHAMPTON STATION LLC, a Delaware limited liability company

	By:	/s/ R. Mark Addy
R. Mark Addy, President

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